Transamerica IDEX Mutual Funds

Supplement dated January 1, 2005 to the Prospectus dated October 1, 2004, as previously supplemented

Investors should retain this Supplement for future reference

AEGON/Transamerica Investor Services, Inc. – Effective January 1, 2005, any and all mention of AEGON/Transamerica Investor Services, Inc. will now be known as Transamerica Fund Services, Inc. Accordingly, investment checks should be made payable to Transamerica Fund Services, Inc. and mailed to P.O. Box 219945, Kansas City, MO 64121-9945. For overnight delivery send to 330 W. 9th Street, Kansas City, MO 64105. All other written requests regarding your account should also be mailed to the above addresses.